Supplemental Information

June 30, 2004

Contact:	6110 Executive Boulevard
Sara Grootwassink	Suite 800
Chief Financial Officer	Rockville, MD 20852
Direct Dial: (301) 255-0820	(301) 984-9400
E-mail: sgrootwassink@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust

Supplemental Information

Table of Contents

June 30, 2004

Washington Real Estate Investment Trust

About the Trust

Mission Statement

Washington Real Estate Investment Trust, founded in 1960 and headquarted in Rockville, Maryland, invests in a diversified range of income-producing property types. Our purpose is to acquire and manage real estate investments in markets we know well and protect our assets from single property-type value fluctuations through diversified holdings. Our goal is to continue to safely increase earnings and shareholder value.

Company Background

We are a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. We own a diversified portfolio of 67 properties consisting of 11 retail centers, 29 office properties, 18 industrial properties and 9 multifamily properties.

Our dividends have increased every year for 34 consecutive years and our Funds From Operations (“FFO”) per share has increased every year for 31 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions.

Washington Real Estate Investment Trust

Consolidated Statements of Operations

(In thousands, except per share data)

Three Months Ended
06/30/04	03/31/04	12/31/03	09/30/03	06/30/03
OPERATING RESULTS
Real estate rental revenue	$44,829	$44,376	$43,854	$41,109	$39,481
Real estate expenses	(13,400)	(13,463)	(12,598)	(12,426)	(11,235)

31,429	30,913	31,256	28,683	28,246
Real estate depreciation and amortization	(10,121)	(9,872)	(10,336)	(9,101)	(8,245)

Income from real estate	21,308	21,041	20,920	19,582	20,001
Other income	115	65	72	102	132
Interest expense	(8,614)	(8,575)	(8,011)	(7,401)	(7,581)
General and administrative	(1,727)	(1,229)	(1,583)	(1,296)	(1,264)

Net Income	$11,082	$11,302	$11,398	$10,987	$11,288

Per Share Data
Net Income	$0.26	$0.27	$0.28	$0.28	$0.29
Fully diluted weighted average shares outstanding	41,838	41,820	40,121	39,529	39,452
Percentage of Revenues:
Real estate expenses	29.9%	30.3%	28.7%	30.2%	28.5%
General and administrative	3.9%	2.8%	3.6%	3.2%	3.2%
Ratios:
EBITDA / Interest Expense	3.5	x	3.5	x	3.7	x	3.7	x	3.6	x
Net income /
Total revenue	24.7%	25.5%	26.0%	26.7%	28.6%

Washington Real Estate Investment Trust

Consolidated Balance Sheets

(In thousands)

	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003
Assets
Land	$212,993	$212,136	$210,366	$203,878	$172,378
Building and improvements	864,101	858,466	842,501	759,071	700,355

Total real estate, at cost	1,077,094	1,070,602	1,052,867	962,949	872,733
Accumulated depreciation	(195,749)	(186,631)	(177,640)	(168,448)	(161,264)

Total investment in real estate, net	881,345	883,971	875,227	794,501	711,469
Cash and cash equivalents	8,336	6,064	5,486	5,968	20,669
Rents and other receivables, net of allowance for doubtful accounts	20,983	19,362	18,397	17,266	15,967
Prepaid expenses and other assets	26,802	28,631	28,979	29,793	22,055

Total Assets	$937,466	$938,028	$928,089	$847,528	$770,160

Liabilities and Shareholders’ Equity
Accounts payable and other liabilities	$22,912	$17,532	$19,068	$14,749	$16,702
Advance rents	5,363	5,757	5,322	4,833	5,071
Tenant security deposits	6,229	6,271	6,168	6,276	6,282
Mortgage notes payable	141,271	141,752	142,182	92,909	93,201
Lines of credit/short-term note payable	13,250	13,250	—	132,500	—
Notes payable	375,000	375,000	375,000	275,000	325,000

Total Liabilities	564,025	559,562	547,740	526,267	446,256

Minority interest	1,615	1,609	1,601	1,618	1,581

Shareholders’ Equity
Shares of beneficial interest, $0.01 par value;
100,000 shares authorized	$418	$418	$416	$394	$393
Additional paid-in capital	400,713	400,582	396,462	332,261	330,808
Distributions in excess of net income	(25,840)	(20,528)	(16,272)	(12,171)	(8,498)
Less: Deferred Compensation on restricted shares	(3,465)	(3,615)	(1,858)	(841)	(380)

Total Shareholders’ Equity	371,826	376,857	378,748	319,643	322,323

Total Liabilities and Shareholders’ Equity	$937,466	$938,028	$928,089	$847,528	$770,160

Total Debt / Total Market Capitalization	0.30:1	0.28:1	0.30:1	0.30:1	0.28:1

Washington Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

	Three Months Ended
	06/30/04	03/31/04	12/31/03	09/30/03	06/30/03
Funds From Operations(1)
Net Income	$11,082	$11,302	$11,398	$10,987	$11,288
Real estate depreciation and amortization	10,121	9,872	10,336	9,101	8,245

Funds From Operations (FFO)	21,203	21,174	21,734	20,088	19,533

FFO per share - basic	$0.51	$0.51	$0.55	$0.51	$0.50
FFO per share - fully diluted	$0.51	$0.51	$0.54	$0.51	$0.50
Funds Available for Distribution(2)
Accretive:
Tenant Improvements (3)	(2,022)	(2,792)	(4,958)	(1,239)	(1,696)
Leasing Commissions Capitalized	(624)	(633)	(935)	(1,515)	(372)
Non-Accretive:
Recurring Capital Improvements	(2,357)	(1,428)	(2,887)	(1,277)	(1,519)
Straight-Line Rent, Net	(520)	(565)	(395)	(503)	(473)
Non-real estate depreciation and amortization	426	448	448	467	453
Amortization of lease intangibles	(6)	(65)	(35)	30	—

Funds Available for Distribution (FAD)	$16,100	$16,139	$12,972	$16,051	$15,926

Total Dividends Paid	$16,394	$15,558	$15,499	$14,659	$14,634
Average shares - basic	41,638	41,572	39,862	39,311	39,241
Average shares - fully diluted	41,838	41,820	40,121	39,529	39,452

(1)	Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminish predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs.

(2)	Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding non-real estate depreciation and amortization. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

(3)	Tenant improvements for the three months ended March 31, 2004 and December 31, 2003 include payments to one tenant of $1.1 million and $3.5 million, respectively, in connection with the tenant’s March 2003 renewal and expansion of its 48,775 square foot lease to 116,338 square feet for a term of 10 years.

Washington Real Estate Investment Trust

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

	Three Months Ended
	06/30/04	03/31/04	12/31/03	09/30/03	06/30/03
EBITDA(1)
Net income	$11,082	$11,302	$11,398	$10,987	$11,288
Add:
Interest expense	8,614	8,575	8,011	7,401	7,581
Real estate depreciation and amortization	10,121	9,872	10,336	9,101	8,245
Non-real estate depreciation	111	114	117	120	127
Less:
Other income	(115)	(65)	(72)	(102)	(132)

EBITDA	$29,813	$29,798	$29,790	$27,507	$27,109

(1)	EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt.

Washington Real Estate Investment Trust

Long-Term Debt Analysis

(In thousands)

	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003
Balances Outstanding
Secured
Conventional fixed rate	$141,271	$141,752	$142,182	$92,909	$93,201

Secured total	141,271	141,752	142,182	92,909	93,201

Unsecured
Fixed rate bonds and notes	375,000	375,000	375,000	275,000	325,000
Credit facilities	13,250	13,250	—	132,500	—

Unsecured total	388,250	388,250	375,000	407,500	325,000

Total	$529,521	$530,002	$517,182	$500,409	$418,201

Average Interest Rates
Secured
Conventional fixed rate	6.6%	6.6%	6.6%	7.2%	7.2%

Secured total	6.6%	6.6%	6.6%	7.2%	7.2%

Unsecured
Fixed rate bonds	6.5%	6.5%	6.5%	6.9%	7.0%
Credit facilities	1.8%	1.8%	0.0%	1.8%	0.0%

Unsecured total	6.3%	6.3%	6.5%	5.2%	7.0%

Average	6.4%	6.4%	6.5%	5.6%	7.0%

Maturity Schedule

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Total Debt	Average Interest Rate
2004	$1,047	$68,250	$69,297	6.7%
2005	27,549	—	27,549	7.7%
2006	7,388	50,000	57,388	7.3%
2007	8,642	—	8,642	6.7%
2008	834	60,000	60,834	6.7%
2009	50,887	—	50,887	7.1%
2010	937	—	937	5.4%
2011	989	—	989	5.4%
2012	1,037	—	1,037	5.4%
Thereafter	41,961	210,000	251,961	5.7%

Total maturities	$141,271	$388,250	$529,521	6.4%

Weighted average maturity = 7.4 years

Subsequent Event

On July 21, 2004, WRIT closed on a new $50 million line of credit with Bank One, NA and Wells Fargo Bank, National Association. This facility replaces the previous $25 million line of credit with Bank One, NA.

Washington Real Estate Investment Trust

Capital Analysis

(In thousands, except per share amounts)

	June 30, 2004		March 31, 2004		December 31, 2003		September 30, 2003		June 30, 2003
Market Data
Shares Outstanding	41,769		41,764		41,607		39,354		39,286
Market Price per Share	$29.38		$32.45		$29.20		$29.00		$27.20
Equity Market Capitalization	$1,227,173		$1,355,242		$1,214,924		$1,141,266		$1,068,579
Total Debt	$529,521		$530,002		$517,182		$500,409		$418,201
Total Market Capitalization	$1,756,694		$1,885,244		$1,732,106		$1,641,675		$1,486,778
Total Debt to Market Capitalization	0.30:1		0.28:1		0.30:1		0.30:1		0.28:1

Earnings to Fixed Charges(1)	2.2	x	2.3	x	2.4	x	2.5	x	2.5	x
Debt Service Coverage Ratio(2)	3.3	x	3.3	x	3.5	x	3.6	x	3.4	x
Dividend Data
Total Dividends Paid	$16,394		$15,558		$15,499		$14,659		$14,634
Common Dividend per Share	$0.3925		$0.3725		$0.3725		$0.3725		$0.3725
Payout Ratio (FFO per share basis)	77.5%		73.6%		68.8%		73.3%		74.5%

(1)	The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)	Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

Q2 2004 vs. Q2 2003

Cash Basis

Sector	NOI Growth	Rental Rate Growth
Multifamily(1)	-0.1%	2.1%
Office Buildings	-6.2%	-0.3%
Retail Centers	5.7%	3.0%
Industrial / Flex Properties	3.5%	-0.7%
Overall Core Portfolio	-1.7%	0.6%

GAAP Basis

Sector	NOI Growth	Rental Rate Growth
Multifamily(1)	0.6%	2.1%
Office Buildings	-6.9%	-0.9%
Retail Centers	3.7%	1.7%
Industrial / Flex Properties	2.3%	-1.5%
Overall Core Portfolio	-2.5%	0.0%

(1)	As of June 30, 2004, 3 units at The Ashby at McLean remained off the market for complete renovation.

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Summary

(In Thousands)

	Three Months Ended June 30,
	2004	2003	% Change
Cash Basis:
Multifamily	$4,365	$4,368	-0.1%
Office Buildings	13,472	14,367	-6.2%
Retail Centers	5,158	4,882	5.7%
Industrial/Flex	4,301	4,154	3.5%

	$27,296	$27,771	-1.7%

GAAP Basis:
Multifamily	$4,359	$4,331	0.6%
Office Buildings	13,658	14,666	-6.9%
Retail Centers	5,226	5,039	3.7%
Industrial/Flex	4,303	4,208	2.3%

	$27,546	$28,244	-2.5%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Detail

(In Thousands)

	Three Months Ended June 30, 2004
	Multifamily	Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,176	$19,996	$6,800	$5,568	$—	$39,540
Non-core (1)	—	5,009	3	277	—	5,289

Total	7,176	25,005	6,803	5,845	—	44,829
Real estate expenses
Core Portfolio	2,817	6,338	1,574	1,265	—	11,994
Non-core (1)	—	1,362	2	42	—	1,406

Total	2,817	7,700	1,576	1,307	—	13,400
Net Operating Income (NOI)
Core Portfolio	4,359	13,658	5,226	4,303	—	27,546
Non-core (1)	—	3,647	1	235	—	3,883

Total	$4,359	$17,305	$5,227	$4,538	$—	$31,429

Core Portfolio NOI GAAP Basis (from above)	$4,359	$13,658	$5,226	$4,303	$—	$27,546
Straight-line revenue, net for core properties	6	(186)	(111)	(2)	—	(293)
Amortization of lease intangibles for core properties	—	—	43	—	—	43

Core portfolio NOI, Cash Basis	$4,365	$13,472	$5,158	$4,301	$—	$27,296

Reconciliation of NOI to Net Income
Total NOI	$4,359	$17,305	$5,227	$4,538	$—	$31,429
Other revenue	—	—	—	—	115	115
Interest expense	(1,066)	(1,106)	—	(252)	(6,190)	(8,614)
Depreciation and amortization	(1,197)	(6,415)	(909)	(1,361)	(239)	(10,121)
General and administrative	—	—	—	—	(1,727)	(1,727)

Net Income	$2,096	$9,784	$4,318	$2,925	$(8,041)	$11,082

	Three Months Ended June 30, 2003
	Multifamily	Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,069	$20,529	$6,478	$5,402	$—	$39,478
Non-core (1)	—	—	3	—	—	3

Total	7,069	20,529	6,481	5,402	—	39,481
Real estate expenses
Core Portfolio	2,738	5,863	1,439	1,194	—	11,234
Non-core (1)	—	—	1	—	—	1

Total	2,738	5,863	1,440	1,194	—	11,235
Net Operating Income (NOI)
Core Portfolio	4,331	14,666	5,039	4,208	—	28,244
Non-core (1)	—	—	2	—	—	2

Total	$4,331	$14,666	$5,041	$4,208	$—	$28,246

Core Portfolio NOI GAAP Basis (from above)	$4,331	$14,666	$5,039	$4,208	$—	$28,244
Straight-line revenue, net for core properties	37	(299)	(157)	(54)	—	(473)
Amortization of lease intangibles for core properties	—	—	—	—	—	—

Core portfolio NOI, Cash Basis	$4,368	$14,367	$4,882	$4,154	$—	$27,771

Reconciliation of NOI to Net Income
Total NOI	$4,331	$14,666	$5,041	$4,208	$—	$28,246
Other revenue	—	—	—	—	132	132
Interest expense	(1,071)	(381)	—	(258)	(5,871)	(7,581)
Depreciation and amortization	(1,091)	(4,520)	(888)	(1,321)	(425)	(8,245)
General and administrative	—	—	—	—	(1,264)	(1,264)

Net Income	$2,169	$9,765	$4,153	$2,629	$(7,428)	$11,288

(1)	Non-core properties for Q2 2004 and Q2 2003 were 718 Jefferson Street, 1776 G Street, Prosperity Medical Center and 8880 Gorman Road.

Washington Real Estate Investment Trust

Core Portfolio & Overall Occupancy Levels by Sector

Q2 2004 vs. Q2 2003

GAAP Basis

	Core Portfolio		All Properties
Sector	2nd QTR 2004	2nd QTR 2003	2nd QTR 2004	2nd QTR 2003
Multifamily (1)	90.4%	91.1%	90.4%	91.1%
Office Buildings	86.5%	89.6%	88.9%	89.6%
Retail Centers	94.6%	95.8%	94.6%	95.8%
Industrial / Flex Properties	92.3%	87.2%	92.6%	87.2%

Overall Portfolio	89.2%	90.4%	90.3%	90.5%

(1)	As of June 30, 2004, 3 units at The Ashby at McLean remained off the market for complete renovation.

Washington Real Estate Investment Trust

Schedule of Properties

June 30, 2004

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
7700 Leesburg Pike	Falls Church, VA	1990	1976	147,000
515 King Street	Alexandria, VA	1992	1966	78,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	59,000
Brandywine Center	Rockville, MD	1993	1969	35,000
Tycon Plaza II	Vienna, VA	1994	1981	127,000
Tycon Plaza III	Vienna, VA	1994	1978	151,000
6110 Executive Boulevard	Rockville, MD	1995	1971	199,000
1220 19th Street	Washington, DC	1995	1976	102,000
Maryland Trade Center I	Greenbelt, MD	1996	1981	190,000
Maryland Trade Center II	Greenbelt, MD	1996	1984	158,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	521,000
8230 Boone Boulevard	Vienna, VA	1998	1981	58,000
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
600 Jefferson Plaza	Rockville, MD	1999	1985	115,000
1700 Research Boulevard	Rockville, MD	1999	1982	103,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	81,000
1776 G Street	Washington, DC	2003	1979	262,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000

Subtotal				3,838,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	146,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	50,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase	Alexandria, VA	1994	1960	128,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street[2]	Alexandria, VA	1998/2003	1955/1959	45,000
1620 Wilson Boulevard[3]	Arlington, VA	2002	1959	5,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	334,000

Subtotal				1,500,000

[1]	A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.

[2]	South Washington Street includes 718 Jefferson Street, acquired in May 2003 to complete the ownership of the entire block of 800 S. Washington Street. The net rentable square feet reduction from 12/31/03 is due to space taken off market for development of residential units.

[3]	1620 Wilson Boulevard was demolished in July 2004, as part of the development of Rosslyn Towers.

Washington Real Estate Investment Trust

Schedule of Properties (Cont.)

June 30, 2004

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE* SQUARE FEET
Multifamily Buildings / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	177,000
Roosevelt Towers / 190	Falls Church, VA	1965	1964	168,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	172,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 250	McLean, VA	1996	1982	244,000
Walker House Apartments / 212 [4]	Gaithersburg, MD	1996	1971/2003	154,000
Bethesda Hills Apartments / 194	Bethesda, MD	1997	1986	226,000
Avondale / 236	Laurel, MD	1999	1987	170,000

Subtotal (2,095 units)				1,729,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Pepsi-Cola Distribution Center	Forestville, MD	1987	1971	69,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	167,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	90,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	108,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	788,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	245,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	1980	141,000

Subtotal				2,760,000

TOTAL				9,827,000

[4]	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

*	Multifamily buildings are presented in gross square feet.

Washington Real Estate Investment Trust

Commercial Leasing Summary

Three and six months ended June 30, 2004

	Three months ended June 30, 2004		Six months ended June 30, 2004
Gross Leasing Square Footage
Office Buildings	152,304		353,553
Retail Centers	16,407		47,582
Industrial Centers	132,047		221,826

Total	300,758		622,961

Weighted Average Term (yrs)
Office Buildings	3.6		4.5
Retail Centers	8.0		4.7
Industrial Centers	3.1		2.7

Total	3.7		3.8

	GAAP (1)	CASH	GAAP (1)	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$25.19	$26.27	$25.69	$26.58
Retail Centers	19.96	20.43	19.95	20.49
Industrial Centers	7.43	7.59	7.87	8.05

Total	$17.10	$17.75	$18.90	$19.51

Rate on new and renewal leases
Office Buildings	$25.49	$24.72	$25.76	$24.55
Retail Centers	23.46	21.92	23.06	22.14
Industrial Centers	8.53	8.23	8.29	8.04

Total	$17.93	$17.33	$19.33	$18.49

% Increase
Office Buildings	1.19%	-5.90%	0.27%	-7.64%
Retail Centers	17.54%	7.29%	15.59%	8.05%
Industrial Centers	14.80%	8.43%	5.34%	-0.12%

Total	4.85%	-2.37%	2.28%	-5.23%

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$1,513,164	$9.94	$4,192,050	$11.86
Retail Centers	183,210	11.17	222,823	4.68
Industrial Centers	607,892	4.60	664,797	3.00

Total	$2,304,266	$7.66	$5,079,670	$8.15

(1)	GAAP rates are presented on a straight-line basis, meaning they reflect subsequent years’ rental rate escalations.

Washington Real Estate Investment Trust

10 Largest Tenants - Based on Annualized Base Rent

June 30, 2004

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	30	4.34%	149,284	2.04%
Sunrise Senior Living, Inc.	1	111	3.41%	180,066	2.46%
General Services Administration	6	18	2.35%	250,349	3.42%
Sun Microsystems, Inc.	1	30	2.19%	110,184	1.51%
Xerox Corporation (1)	1	75	2.19%	90,994	1.24%
SunTrust Bank (2)	4	8	2.19%	104,290	1.43%
Northrop Grumman	4	8	1.98%	124,189	1.70%
INOVA Health Care Services	3	70	1.94%	83,631	1.14%
International Monetary Fund	1	18	1.72%	59,146	0.81%
George Washington University	2	48	1.51%	66,066	0.90%

Total/Weighted Average		42	23.82%	1,218,199	16.65%

(1)	Xerox will vacate 45,200 square feet on 8/31/04.

(2)	SunTrust will vacate 53,300 square feet on 11/30/04 and 15,600 square feet on 12/21/04.

Washington Real Estate Investment Trust

Lease Expirations as of

June 30, 2004

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *

Office:
2004	56	463,113	14.3%	$12,143,988	$26.22	13.6%
2005	124	471,781	14.6%	14,658,479	31.07	16.4%
2006	115	484,785	15.0%	12,703,142	26.20	14.2%
2007	73	288,300	8.9%	7,415,535	25.72	8.3%
2008	69	354,134	10.9%	9,891,642	27.93	11.1%
2009 and thereafter	165	1,178,401	36.4%	32,460,158	27.55	36.4%

	602	3,240,514	100.0%	$89,272,945	$27.55	100.0%

Retail:
2004	22	87,078	6.1%	$1,421,553	$16.33	6.4%
2005	46	198,310	14.0%	3,414,455	17.22	15.4%
2006	46	149,751	10.6%	2,878,869	19.22	13.0%
2007	43	135,869	9.6%	3,012,515	22.17	13.6%
2008	26	169,370	11.9%	1,498,482	8.85	6.7%
2009 and thereafter	82	677,995	47.8%	9,977,904	14.72	44.9%

	265	1,418,373	100.0%	$22,203,777	$15.65	100.0%

Industrial:
2004	26	280,766	11.5%	$2,160,048	$7.69	11.0%
2005	56	615,201	25.2%	4,595,180	7.47	23.4%
2006	52	537,975	22.0%	4,922,585	9.15	25.1%
2007	21	229,743	9.4%	1,768,981	7.70	9.0%
2008	22	262,844	10.8%	2,219,819	8.45	11.3%
2009 and thereafter	28	514,206	21.1%	3,960,328	7.70	20.2%

	205	2,440,735	100.0%	$19,626,941	$8.04	100.0%

Total:
2004	104	830,957	11.7%	$15,725,589	$18.92	12.0%
2005	226	1,285,292	18.1%	22,668,114	17.64	17.3%
2006	213	1,172,511	16.5%	20,504,596	17.49	15.6%
2007	137	653,912	9.2%	12,197,031	18.65	9.3%
2008	117	786,348	11.1%	13,609,943	17.31	10.4%
2009 and thereafter	275	2,370,602	33.4%	46,398,390	19.57	35.4%

	1,072	7,099,622	100.0%	$131,103,663	$18.47	100.0%

*	Annualized Rent is as of June 30, 2004 rental revenue (cash basis) multiplied by 12.

Washington Real Estate Investment Trust

2004 Acquisition and Development Summary

($’s in thousands)

Acquisition Summary

	Acquisition Date	Square Feet	Leased Percentage at Acquisition	June 30, 2004 Leased Percentage	Investment
8880 Gorman Road	03/10/04	140,700	100%	100%	$11,500

Development Summary

	Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date	Anticipated Construction Completion Date
Redevelopment
	Westminster Shopping Center [1] Westminster, MD	37,650 sq ft.	100%	$3,700	$1,656	4Q 04
Development
	Rosslyn Towers [2] Arlington, VA	224 units & 6,500 sq ft. retail	0%	$56,100	$5,454[4]	2Q 06
	South Washington Street [3] Alexandria, VA	75 units & 3,000 sq ft. retail	0%	$17,800	$2,091[4]	2Q 06

[1]	Redevelopment in conjunction with a lease executed in May 2003 with a national food chain.

[2]	Rosslyn Towers, formerly known as WRIT Rosslyn Center, is a planned 224 unit multifamily property in the early development stages. 1620 Wilson Boulevard was acquired in conjunction with the overall development plan for Rosslyn Towers.

[3]	718 E. Jefferson Street was acquired to complete our ownership of the entire block of 800 S. Washington Street. The surface parking lot on this block is now in the preliminary stages of development. We refer to this development project as South Washington Street.

[4]	Includes land cost.

WRIT vs. Morgan Stanley REIT Index & Russell 2000

12, 36, and 60 Month Total Returns

June 30, 2004

Washington Real Estate Investment Trust

Reporting Definitions

June 30, 2004

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization.

Funds Available for Distribution (FAD) is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.